UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                             -----------------

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934


Date of report (Date of earliest event reported): August 31, 2001


                          HANOVER GOLD COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      000-23022               11-2740461
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)           Identification No.)



            424 S. Sullivan Rd., Suite # 300; Veradale, WA 99037 USA
                   (Address of principal executive offices)





Registrant's telephone number, including area code  (509)891-8817


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Item 5.  Other Events

Securities sold pursuant to private placement of 1,500,000 Units of Common Stock and Warrants.

Transaction Dates                 August 31, 2001 through October 9, 2001


Title of Securities sold          Units comprised of Common Stock and Warrants

                                  (one Warrant for every one share of
                                   Common Stock)

Amount of Securities sold         400,000 Units

Name of placement agent           Abraham Janz

Persons or class of persons       Non U.S. persons and entities
to whom securities were sold

Consideration received for        $60,000
the securities

Terms of exercise of Warrants     Warrants are exercisable at any time for a
                                  period ending December 1, 2005 at an
                                  exercise price of $0.25 per share.

Available exemptions              Regulation S, Section 4(2) of the Securities
                                  Act


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HANOVER GOLD COMPANY, INC.
                              (Registrant)


                          Date: November 13, 2001
                          By   /s/Hobart Teneff
                         (Hobart Teneff, President)


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